UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  December 31, 2005

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GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES, INC.

 (Exact name of registrant as specified in its charter)

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COLORADO	0-27637	47-0811483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

703 WATERFORD WAY, SUITE 690,

MIAMI, FL 33126

(Address and zip code of principal executive office)

305-374-2036

(Registrant's telephone Number, including area code)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 31, 2005, Mr. Dave Outhwaite resigned from further service as a member of the Board of Directors of Global Entertainment Holdings/Equities, Inc., effective immediately. Mr. Outhwaite had been a member of the Board since May 12, 2004. Mr. Outhwaite tendered his resignation for personal reasons, to focus on his current business obligations, and not as a result of any disagreement with the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 10th day of March, 2006.

Global Entertainment Holdings/Equities, Inc.

By:	/s/ CLINTON SNYDER
Clinton Snyder, Chief Financial Officer